Exhibit 99.1


                      THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of April 3, 2006 (this" ("Amendment"), to the Credit Agreement, dated as of May 9, 2005 (as
         ---------
amended by the First Amendment to Credit Agreement, dated as of October 21, 2005, as further amended by the Second Amendment to Credit Agreement, dated as of December 28, 2005, and as may be further amended, supplemented or modified from time to time, the "Credit Agreement"), among KADANT INC. (the "Borrower"),
                        ----------------                            --------
the Foreign Subsidiary Borrowers from time to time parties thereto, the several lenders from time to time parties thereto, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (in such capacity, the "Administrative Agent").
                                                         --------------------

                  WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower;

                  WHEREAS the Borrower has requested that the Credit Agreement be amended to:

                           1) Increase the R/C facility by $10 million to a new
total of $35 million;
                           2) Admit Bank of China, New York Branch as a Lender;
and
                           3) Increase the L/C Commitment and Multicurrency
Sublimit to the full amount of the facility, $35 million, as amended.

                  WHEREAS the Borrower has requested that the Credit Agreement be amended in the manner provided for in this Amendment, and the Lenders are willing to agree to such amendments as provided for herein;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein the parties hereto hereby agree as follows:

                  1.       Defined Terms. Capitalized terms used and not defined
                           -------------
herein shall have the meanings given to them in the Credit Agreement.

                  2.       Amendment to Section 1.1 (Defined Terms).  Section
                           ---------------------------------------
1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new or substitute defined terms and related definitions:

                  "L/C Commitment":  $35,000,000.
                   --------------
                  "Multicurrency Sublimit":  $35,000,000.
                   ----------------------

                  "Revolving Commitment":  as to any Lender, the obligation of
                   --------------------
        such Lender, if any, to make Revolving Loans (which includes Multicurrency Revolving Loans) and participate in Swingline Loans and Letters of Credit (which includes Multicurrency L/C Obligations) in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolver" opposite such Lender's name on
        Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments is $35,000,000.

                  3.       Amendment to Schedule 1.1A.  Schedule 1.1A of the
                           --------------------------
Credit Agreement is hereby amended by substituting the columns on the document attached hereto as Schedule 1.1A for the corresponding columns of Schedule 1.1A of the Credit Agreement.

                  4.       No Other Amendments; Confirmation.  Except as
                           ---------------------------------
expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

                  5.       Representations and Warranties.  The Borrower hereby
                           ------------------------------
represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the waivers and amendments contained herein:

                  (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date;

                  (b) no Default or Event of Default has occurred and is continuing; and

                  (c) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable.

                  6.       Conditions Precedent to Effectiveness.  This
                           -------------------------------------
Amendment shall become effective as of the date first above written, provided
                                                                     --------
that on or before such date, each of the conditions precedent set forth below shall have been satisfied or waived (the date such conditions are fulfilled, the "Third Amendment Effective Date"):
 ------------------------------

                  (a) The Assignment and Assumption Agreement, attached hereto as Exhibit A, must be executed and delivered to the Administrative Agent; and

                  (b) If, immediately prior to the Third Amendment Effective Date, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the Third Amendment Effective Date be prepaid, which prepayment shall be accompanied by accrued and unpaid interest on the Revolving Loans being prepaid and any costs incurred by any Revolving Lender in accordance with Section 2.21.

                  7.       Allocation of Participations.   Immediately after
                           ----------------------------
giving effect to this Amendment, each Revolving Lender immediately prior to the Third Amendment Effective Date will automatically and without further act be deemed to have assigned to each other Revolving Lender and each Revolving
Lender will automatically and without further act be deemed to have assumed a portion of the participations in outstanding L/C Obligations and Swing Line Loans such that, after giving effect to the Amendment and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding Dollar Equivalent amount of (i) participations hereunder in respect of L/C Obligations and (ii) participations hereunder in Swing Line Loans held by each Revolving Lender will equal the percentage of the Dollar Equivalent amount of aggregate Revolving Commitments of all Revolving Lenders Revolving Commitments.

                  8.       Expenses.  The Borrower agrees to promptly pay and/or
                           --------
reimburse the Administrative Agent for its invoiced out-of-pocket expenses in connection with this Amendment (including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent).

                  9.       Governing Law; Counterparts.  (a)  This Amendment and
                           ---------------------------
the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                           KADANT INC.,

                           By:     /s/ Thomas M. O'Brien
                                   ---------------------------------------------
                           Name:   Thomas M. O'Brien
                           Title:  Executive Vice President and Chief Financial
                                   Officer


                           JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent

                           By:     /s/ Peter M. Killea
                                   ---------------------------------------------
                           Name:   Peter M. Killea
                           Title:  Vice President

                           Signature page to the THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 3, 2006 (this "Amendment"), to the Credit Agreement, dated as of
                            ---------
                           May 9, 2005 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among
                                                   ----------------
                           KADANT INC. (the "Borrower"), the FOREIGN SUBSIDIARY
                                             --------
                           BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").




                           Bank of China, New York Branch
                           -----------------------------------------------------
                           [NAME OF LENDER]


                           By      /s/ William Warren Smith
                                   ---------------------------------------------
                           Title:  Chief Lending Officer

                           Signature page to the THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 3, 2006 (this "Amendment"), to the Credit Agreement, dated as of
                            ---------
                           May 9, 2005 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among
                                                   ----------------
                           KADANT INC. (the "Borrower"), the FOREIGN SUBSIDIARY
                                             --------
                           BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").




                           U.S. Bank, National Association
                           -----------------------------------------------------
                           [NAME OF LENDER]


                           By      /s/ Derek S. Roudebush
                                   ---------------------------------------------
                           Title:  Vice President

                           Signature page to the THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 3, 2006 (this "Amendment"), to the Credit Agreement, dated as of
                            ---------
                           May 9, 2005 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among
                                                   ----------------
                           KADANT INC. (the "Borrower"), the FOREIGN SUBSIDIARY
                                             --------
                           BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").




                           Credit Lyonnais SA
                           -----------------------------------------------------
                           [NAME OF LENDER]


                           By      /s/ Arnaud de Bantel
                                   ---------------------------------------------
                           Title:  Director Regional Enterprises

                           Signature page to the THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 3, 2006 (this "Amendment"), to the Credit Agreement, dated as of
                            ---------
                           May 9, 2005 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among
                                                   ----------------
                           KADANT INC. (the "Borrower"), the FOREIGN SUBSIDIARY
                                             --------
                           BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").




                           Citizens Bank of Massachusetts
                           -----------------------------------------------------
                           [NAME OF LENDER]


                           By      /s/ William E. Lingard
                                   ---------------------------------------------
                           Title:  Senior Vice President

                           Signature page to the THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 3, 2006 (this "Amendment"), to the Credit Agreement, dated as of
                            ---------
                           May 9, 2005 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among
                                                   ----------------
                           KADANT INC. (the "Borrower"), the FOREIGN SUBSIDIARY
                                             --------
                           BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").




                           National City Bank
                           -----------------------------------------------------
                           [NAME OF LENDER]


                           By      /s/ Heather McIntyre
                                   ---------------------------------------------
                           Title:  Vice President

                           Signature page to the THIRD AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 3, 2006 (this "Amendment"), to the Credit Agreement, dated as of
                            ---------
                           May 9, 2005 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among
                                                   ----------------
                           KADANT INC. (the "Borrower"), the FOREIGN SUBSIDIARY
                                             --------
                           BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent").




                           Barclays Bank PLC
                           -----------------------------------------------------
                           [NAME OF LENDER]


                           By      /s/ Vincent Muldoon
                                   ---------------------------------------------
                           Title:  Director

                                  SCHEDULE 1.1A
                                  -------------

Institution                                        Revolver              Multicurrency
--------------------------------------------------------------------------------------
JPMorgan Chase Bank, N.A.                        $7,302,116.30           $7,302,116.30
US Bank, National Association                    $5,476,587.24           $5,476,587.24
Credit Lyonnais SA                               $5,476,587.24           $5,476,587.24
Citizens Bank of Massachusetts                   $4,563,822.70           $4,563,822.70
National City Bank                               $4,563,822.70           $4,563,822.70
Barclays Bank PLC                                $3,651,058.16           $3,651,058.16
Bank of China, New York Branch                   $3,966,005.67           $3,966,005.67
Total                                           $35,000,000.00          $35,000,000.00
--------------------------------------------------------------------------------------

                                                                       EXHIBIT A

                                    FORM OF
                           ASSIGNMENT AND ASSUMPTION


                  Reference is made to the Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Kadant Inc. (the "Borrower"), the Lenders party
 ----------------                            --------
thereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined
                        --------------------
herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  The Assignor identified on Schedule l hereto (the "Assignor")
                                                                     --------
and the Assignee identified on Schedule l hereto (the "Assignee") agree as
                                                       --------
follows:

The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the
 -----------------
Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned
                                                                   --------
Facility"; collectively, the "Assigned Facilities"), in a principal amount for
--------                      -------------------
each Assigned Facility as set forth on Schedule 1 hereto.

The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Affiliates or any other obligor or the performance or observance by the Borrower, any of its Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.20(d) of the Credit Agreement.

The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following
                                                   --------------
the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                to the Assignment and Assumption with respect to
                 the Credit Agreement, dated as of May 9, 2005,
                       among Kadant Inc. (the "Borrower"),
                           the Lenders party thereto,
             and JPMorgan Chase Bank, N.A., as Administrative Agent



Effective Date of Assignment:
                             ----------------


Credit Facility Assigned:        Term Loan
                             ----------------


             Assignor                          Assignee                         Principal Amount Assigned
             --------                          --------                         -------------------------
JPMorgan Chase Bank, N.A.           Bank of China, New York Branch                    $1,419,763.36
US Bank, National Association       Bank of China, New York Branch                    $1,064,822.53
Credit Lyonnais SA                  Bank of China, New York Branch                    $1,064,822.53
Citizens Bank of Massachusetts      Bank of China, New York Branch                     $887,352.11
National City Bank                  Bank of China, New York Branch                     $887,352.11
Barclays Bank PLC                   Bank of China, New York Branch                     $709,881.69

[Bank of China],
as Assignee

By:
        By:
        ---------------------------
        Title:

JPMORGAN CHASE BANK, N.A.
as Assignor

By:
        ---------------------------
        Name:
        Title:



US BANK, NATIONAL ASSOCIATION
as Assignor

By:
        ---------------------------
        Name:
        Title:


CREDIT LYONNAIS SA
as Assignor

By:
        ---------------------------
        Name:
        Title:


CITIZENS BANK OF MASSACHUSETTS
as Assignor

By:
        ---------------------------
        Name:
        Title:


NATIONAL CITY BANK
as Assignor

By:
        ---------------------------
        Name:
        Title:

BARCLAYS BANK PLC
as Assignor

By:
        ---------------------------
        Name:
        Title:

Accepted and agreed:

KADANT INC. as
Borrower

By:
        ---------------------------
        Name:
        Title:


JPMORGAN CHASE BANK, N.A. as
Administrative Agent

By:
        ---------------------------
        Name:
        Title: